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                                                                    EXHIBIT 10.4


                 FLUOR CORPORATION 2000 RESTRICTED STOCK PLAN
                          FOR NON-EMPLOYEE DIRECTORS

ARTICLE I.  DEFINITIONS

1.1.      Definitions
          -----------

As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Age for Board Retirement" shall mean the age for mandatory retirement of members of the Board as specified in the Bylaws of the Company, as applied to Eligible Directors on the date of such Eligible Directors' retirement from the Board.

     (b) "Assumed Award" shall mean a restricted stock grant, restricted stock unit or other equity-based arrangement that was granted by Old Fluor to one of its non-employee directors for his or her service as such and which is assumed by the Company in connection with the Distribution, as such award has been adjusted or amended pursuant to the terms thereof.

     (c) "Award" shall mean an award of Restricted Stock and/or Restricted Units pursuant to the provisions of Article V or Article VI hereof.

     (d) "Awardee" shall mean an Eligible Director to whom Restricted Stock has been awarded hereunder.

     (e)  "Board" shall mean the Board of Directors of the Company.

     (f)  "Change of Control" of the Company shall be deemed to have occurred if
          (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

     (g) "Committee" shall mean the administrative body provided for in Section 4.1.

     (h) "Company" shall mean Fluor Corporation and, with respect to periods of time prior to the date of the Distribution, Old Fluor.

     (i)  "Distribution" shall have the meaning set forth in Section 2.2.

     (j)  "Eligible Director" shall mean a director of the Company who is not and never has been an employee of the Company or any of its Subsidiaries.
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     (k)  "Fluor Stock Price" shall mean, as of any date, the closing sale price for shares of Stock quoted for such date on The New York Stock
          Exchange.

     (l)  "Old Fluor" shall have the meaning set forth in Section 2.2.

     (m) "Plan" shall mean the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors, the current terms of which are set forth herein.

     (n) "Plan Effective Date" shall mean the date upon which the Plan becomes effective in accordance with the provisions of Section 2.3.

     (o) "Restricted Stock Agreement" and "Restricted Unit Agreement" shall mean the agreement between the Company and the Awardee with respect to Restricted Stock and Restricted Units, respectively, awarded hereunder.

     (p) "Restricted Stock Award" shall mean Stock that is awarded to an Eligible Director by the Committee pursuant to Article V hereof, which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met.

     (q) "Restricted Unit Award" shall mean amounts awarded pursuant to Article VI hereof.

     (r) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

     (s) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company or any partnership or joint venture in which either the Company or such a corporation is at least a twenty percent (20%) equity participant.

ARTICLE II.  GENERAL

2.1       Name
          ----

This Plan shall be known as the "Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors".

2.2       Purpose
          -------

The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to Eligible Directors of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such directors of Awards under the terms set forth herein. By encouraging non-employee directors to become owners of Company shares, the Company seeks to increase their incentive for enhancing stockholder value and to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Plan also permits Shares to be issuable upon vesting or satisfaction of restricted stock and restricted unit

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awards that were assumed by the Company in connection with the distribution of the Company's common stock (the "Distribution") to the stockholders of Massey Energy Company, which prior to the distribution was known as Fluor Corporation ("Old Fluor").

2.3       Effective Date
          --------------

The Plan shall become effective upon its approval by Old Fluor, as sole stockholder of the Company.

2.4       Limitations
          -----------

Subject to adjustment pursuant to the provisions of Section 8.1 hereof, the aggregate number of shares of Stock which may be issued as Awards shall not exceed 120,000. Any such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

2.5       Awards Granted under Plan
          -------------------------

For purposes of Section 2.4, the aggregate number of shares of Stock issued under this Plan at any time shall equal only the number of shares actually issued pursuant to all Awards and shall not count any shares returned to the Company upon cancellation, expiration or forfeiture of an Award or delivered (either actually or by attestation) in payment or satisfaction of the tax obligation of an Award.

ARTICLE III.  PARTICIPANTS

3.1       Eligibility
          -----------

Any Eligible Director shall be eligible to participate in the Plan.

ARTICLE IV.  ADMINISTRATION

4.1       Composition of Committee
          ------------------------

The Plan shall be administered by the Organization and Compensation Committee of the Board of Directors, and/or by the Board of Directors or another committee of the Board of Directors of the Company, as appointed from time to time by the Board of Directors (any such administrative body, the "Committee"). The Board of Directors shall fill vacancies on, and from time to time may remove or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent.

4.2       Duties and Powers of the Committee.
          ----------------------------------

Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

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     (a)  to prescribe, amend and rescind rules and regulations relating to this
          Plan and to define terms not otherwise defined herein;

     (b)  to determine the number of Shares subject to Awards;

     (c) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan;

     (d) to determine whether, and the extent to which, adjustments are required pursuant to Section 8.1 hereof;

     (e) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

     (f) to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.3       Determinations of the Committee.
          -------------------------------

All decisions, determinations and interpretations by the Committee or the Board regarding the Plan shall be final and binding on all current or former directors of the Company and their beneficiaries, heirs, successors and assigns. The Committee or the Board, as applicable, shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer of the Company or Eligible Director and such attorneys, consultants and accountants as it may select.

4.4       Company Assistance
          ------------------

The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company. The Company shall supply full and timely information to the Committee on all matters relating to Eligible Directors, their death, retirement, disability or removal or resignation from the Board and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

ARTICLE V.  RESTRICTED STOCK AWARDS

5.1       Awards under the Plan
          ---------------------

The Committee may provide for a one-time Restricted Stock Award to any Eligible Director which shall be granted on a date determined by the Committee, in its sole discretion, in connection with such Eligible Director first being appointed or elected to the Board. The Committee shall grant to each Eligible Director that is a member of the Board during all or any portion of each calendar year during the term of the Plan a Restricted Stock Award, which shall

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be granted on a date determined by the Committee, in its sole discretion. The number of shares of Stock subject to a one-time Restricted Stock Award shall be set by the Committee but shall not exceed 1,500 and the number of shares of Stock subject to an annual Restricted Stock Award shall be set by the Committee but shall not exceed 750.

An Assumed Award is a restricted stock grant, restricted stock unit or other equity-based arrangement that was granted by Old Fluor to its non-employee directors for their service as such and assumed by the Company in connection with the Distribution, as adjusted or amended pursuant to the terms thereof. Assumed Awards may be settled with Stock authorized and issued under this Plan. Notwithstanding any provision to the contrary in this Plan and except as provided in this sentence, the terms of Assumed Awards shall be subject to the terms and conditions set forth in the grant agreement and/or other document(s) evidencing such Award and, to the extent provided therein, to terms equivalent to the terms of the plan under which such Award was originally granted; provided, however, that all Assumed Awards shall be administered by the Committee, which shall have the power and authority provided for in Section 4 of this Plan.

5.2       Restricted Stock Agreement
          --------------------------

Each Award granted hereunder must be granted within ten years from the effective date of the Plan. The Awardee shall be entitled to receive the Stock subject to such Award only if the Company and the Awardee, within the time period specified by the Committee, enter into a written Restricted Stock Agreement dated as of the date of the Award, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

5.3       Restrictions on Sale or Other Transfer
          --------------------------------------

Each share of Stock granted under a Restricted Stock Award shall be subject to acquisition by the Company, and may not be sold or otherwise transferred except pursuant to the following provisions:

     (a) The shares of Stock represented by the Restricted Stock Agreement shall be held in book entry form with the Company's transfer agent until the restrictions lapse in accordance with the conditions established by the Committee pursuant to Section 5.4 hereof, or until the shares of Stock are forfeited pursuant to paragraph (c) of this
          Section 5.3. Notwithstanding the foregoing, the Awardee may request that, prior to the lapse of the restrictions or forfeiture of the shares, certificates evidencing such shares be issued in his name and delivered to him, and each such certificate shall bear the following legend:

               "The shares of Fluor Corporation common stock evidenced by this certificate are subject to acquisition by Fluor Corporation, and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Fluor Corporation and the registered owner of such shares."

     (b) No such shares may be sold, transferred or otherwise alienated or hypothecated so long as such shares are subject to the restriction provided for in this Section 5.3.

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     (c)  All of the Awardee's Restricted Stock remaining subject to any restriction hereunder shall be forfeited to, and be acquired at no cost by, the Company in the event that the Committee determines that any of the following circumstances has occurred:

            (i) the Awardee has engaged in knowing and willful misconduct in connection with his or her service as a member of the Board;

            (ii) the Awardee, without the consent of the Committee, at any time during his or her period of service as a member of the Board, becomes a principal of, serves as a director of, or owns a material interest in, any business that directly or through a controlled subsidiary competes with the Company or any Subsidiary; or

            (iii) the Awardee does not stand for reelection to, or voluntarily quits or resigns from, the Board for any reason, except under circumstances that would cause such restrictions to lapse under Section 5.4.

5.4       Lapse of Restrictions
          ---------------------

     (a) Unless provided otherwise by the Committee, the restrictions imposed under Section 5.3 above upon a one-time Restricted Stock Award shall lapse to the extent of 20% of the number of shares subject to such Award on such date as shall be designated by the Committee and thereafter, the restrictions on the remaining shares subject to such Award will lapse in four equal increments on the succeeding anniversary dates following the date of lapsing of restrictions on the first 20% of the shares.

     (b) Unless provided otherwise by the Committee, the restrictions imposed under Section 5.3 above upon an annual Restricted Stock Award shall lapse once such Restricted Stock is held by the Awardee for at least six months, the Awardee completes six years of service on the Board of the Company and any of the following occurs:

               (i) the Awardee attains the Age for Board Retirement or obtains Board approval of early retirement in accordance with Section 5.5;

               (ii) the Awardee dies or becomes permanently and totally disabled; or

               (iii)  any Change of Control occurs.

     (c) Notwithstanding the foregoing, the Committee may provide that the restrictions imposed under Section 5.3 will lapse over or upon satisfaction of a fewer number of years of service on the Board of the Company, except that the Committee may not provide for full lapsing of all such restrictions for less than three (3) years service on the Board of the Company, other than upon the Awardee's retirement, death or disability, or upon a Change of Control.

5.5       Early Retirement
          ----------------

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An Awardee who leaves the Board prior to the Age for Board Retirement may, upon application to and in the sole discretion of the Committee, be granted early retirement status.

5.6       Rights as Stockholder
          ---------------------

Subject to the provisions of Section 5.3 hereof, upon the issuance to the Awardee of Restricted Stock hereunder, the Awardee shall have all the rights of a stockholder with respect to such Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

5.7       Stock Certificates
          ------------------

The Company shall not be required to issue or deliver any certificate for shares of Stock received as Restricted Stock pursuant to a Restricted Stock Agreement executed hereunder, prior to fulfillment of all of the following conditions:

     (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

     (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

     (d) the lapse of such reasonable period of time following the execution of the Restricted Stock Agreement as the Committee from time to time may establish for reasons of administrative convenience.

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ARTICLE VI.  RESTRICTED UNIT AWARDS

6.1       Restricted Unit Award Grant and Agreement
          -----------------------------------------

The Committee may in its discretion provide that Restricted Units be awarded in conjunction with Restricted Stock Awards. Each Restricted Unit Award granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Restricted Unit Agreement dated as of the date of grant and executed by the Company and the Awardee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

6.2       Award Terms and Conditions
          --------------------------

Each Restricted Unit Award shall have a value equal to the value of a corresponding number of shares of Stock on the date that such Award, or portion thereof, becomes earned and payable. Each Restricted Unit Award shall become earned and payable on the dates upon which a portion of the restrictions lapse on any associated Restricted Stock Award, or upon such other terms and conditions as may be determined by the Committee. The proceeds of each Restricted Unit Award shall be applied in payment of applicable federal and state withholding taxes arising from the lapse of restrictions on the related Restricted Stock and from such award (or portion thereof) becoming earned and payable, with the balance, if any, to be remitted to the Awardee.

6.3       Effect of Forfeiture of Restricted Stock Award
          ----------------------------------------------

Unless provided otherwise by the Committee, upon all or any part of a Restricted Stock Award being forfeited pursuant to Section 5.3(c), any associated Restricted Unit Award shall be forfeited and cancelled, without any payment to the Awardee, to the same extent as such Restricted Stock Award.

ARTICLE VII.  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

7.1       Termination, Amendment and Modification of Plan
          -----------------------------------------------

The Committee may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan provided that, if under applicable laws or the rules of any securities exchange upon which the Company's common stock is listed, the consent of the Company's stockholders is required for such amendment or modification, such amendment or modification shall not be effective until the Company obtains such consent, and provided, further, that no termination, amendment or modification of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Awardee.

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ARTICLE VIII.  MISCELLANEOUS

8.1       Adjustment Provisions
          ---------------------

     (a) Subject to Section 8.1(b) below, if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Sections 2.4 and 5.1, and (ii) the number and kind of shares or other securities subject to the outstanding Awards.

     (b) Adjustments under Section 8.1(a) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

8.2       Continuation of Board Service
          -----------------------------

Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Eligible Director any right to continue to serve on the Board.

8.3       Compliance with Government Regulations
          --------------------------------------

No shares of Stock will be issued hereunder unless and until all applicable requirements imposed by federal and state securities and other laws, rules, and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Stock pursuant hereto, the Company may require the Eligible Director to take any reasonable action to comply with such requirements.

8.4       Privileges of Stock Ownership
          -----------------------------

No director and no beneficiary or other person claiming under or through such person will have any right, title, or interest in or to any shares of Stock allocated or reserved under the Plan or subject to any Award except as to such shares of Stock, if any, that have been issued to such director.

8.5       Withholding
          -----------

The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Award. The Company may require the Eligible Director to satisfy any relevant tax requirements before authorizing any

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issuance of Stock to the director. Such settlement may be made in cash or Stock, at the discretion of the Committee.

8.6       Non-Transferability
          -------------------

For so long as it is subject to any restrictions pursuant to this Plan, an Award may be owned during the life of the director solely by the director or the director's duly appointed guardian or personal representative. No Award and no other right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge, or charge of any nature.

8.7       Other Compensation Plans
          ------------------------

The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees or directors of the Company or any Subsidiary.

8.8       Plan Binding on Successors
          --------------------------

The Plan shall be binding upon the successors and assigns of the Company.

8.9       Singular, Plural; Gender
          ------------------------

Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

8.10      Headings, etc., Not Part of Plan
          --------------------------------

Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

8.11      Governing Law
          -------------

This Plan and any Awards hereunder shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. Any reference in this Plan or in the agreement evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

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